July 23, 2025 Q2 2025 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improved Asset Mix Improved Funding Profile Robust Capital Driving Earnings Growth Delivering on Organic Transformation Strategy 4 • NIDDA grew 13% or $1.0 billion to 32% of total deposits • Average NIDDA up $581 million • Non-brokered deposits up $1.2 billion • Wholesale funding down $749 million • Cost of deposits down 0.11% to 2.47% from 2.58%; spot APY 2.37% at June 30 • Yield on loans increased to 5.55% from 5.48% • Core C&I and CRE loans grew by a net $68 million • Lower yielding and non-core resi, franchise, equipment and municipal finance declined an aggregate $171 million • Net income $68.8 million, 18% quarter-over-quarter increase • NIM expanded by 0.12% to 2.93% from 2.81% • ROE improved to 9.4% • CET 1 ratio 12.2%; 11.3% pro-forma CET1 including AOCI • TCE/TA 8.1% • Tangible book value per share now $38.23, 9% year-over-year growth • $100 million new share repurchase authorization Expansion Opportunities • Wholesale banking offices launched in Morristown NJ and Charlotte NC

Highlights from Second Quarter Earnings

BankUnited

($ in millions, except per share data)	Q2'25	Q1'25	Q2'24	Change From Q1'25	Change From Q2'24	
Net Interest Income	$246	$233	$226	$13	$20	6% quarter-over-quarter growth
Provision for Credit Losses	$16	$15	$20	$1	($4)	
Total Non-interest Income	$28	$22	$24	$6	$4	Fee businesses gaining traction
Total Non-interest Expense	$164	$160	$158	$4	$6	
Net Income	$69	$58	$54	$11	$15	18% quarter-over-quarter growth
EPS	$0.91	$0.78	$0.72	$0.13	$0.19	
Period-end Core C&I and CRE loans	$15,159	$15,091	$15,090	$68	$69	Impacted by strategic exits and unscheduled payoffs
Period-end Loans	$23,934	$23,990	$24,628	($56)	($694)	Strategic resi runoff
NIDDA to total deposits	32%	29%	29%	3%	3%	
Non-interest DDA	$9,113	$8,069	$8,065	$1,044	$1,048	
Period-end Deposits	$28,646	$28,058	$27,764	$588	$882	
Loans to Deposits	83.6%	85.5%	88.7%	(1.9%)	(5.1%)	
CET1	12.2%	12.2%	11.6%	—%	0.6%	
Total Capital	14.3%	14.3%	13.6%	—%	0.7%	
Yield on Loans	5.55%	5.48%	5.85%	0.07%	(0.30%)	
Yield on Securities	5.06%	5.07%	5.60%	(0.01%)	(0.54%)	
Cost of Deposits	2.47%	2.58%	3.09%	(0.11%)	(0.62%)	
Net Interest Margin	2.93%	2.81%	2.72%	0.12%	0.21%	Organic transformation strategy leading to margin expansion
Non-performing Assets to Total Assets[1]	1.08%	0.76%	0.50%	0.32%	0.58%	Increase mainly attributable to office exposure
ACL to Total Loans	0.93%	0.92%	0.92%	0.01%	0.01%	
Commercial ACL to Total Commercial Loans[3]	1.36%	1.34%	1.42%	0.02%	(0.06)%	
Net Charge-offs to Average Loans[2]	0.27%	0.33%	0.12%	(0.06)%	0.15%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the six months ended June 30, 2025 and the three months ended March 31, 2025
3. For purposes of this ratio, commercial loans includes the core C&I and CRE sub-segments as well as franchise and equipment finance. Due to their unique risk profiles, MWL and municipal finance are excluded from this ratio.

5

Deposits 6

Deposit Trends ($ in millions) $3,384 $4,268 $5,164 $4,463 $4,301 $4,424 $3,778 $13,369 $13,061 $11,136 $11,463 $11,056 $10,789 $10,171 $3,709 $2,142 $3,403 $3,773 $4,893 $4,776 $5,584 $8,976 $8,038 $6,835 $8,065 $7,616 $8,069 $9,113 $29,438 $27,509 $26,538 $27,764 $27,866 $28,058 $28,646 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/21 12/31/22 12/31/23 06/30/24 12/31/24 03/31/25 06/30/25 Quarterly Cost of Deposits 0.19% 1.42% 2.96% 3.09% 2.72% 2.58% 2.47% Non-interest bearing as a % of Total Deposits 30.5% 29.2% 25.8% 29.1% 27.3% 28.8% 31.8% 7

Cost of Funds Trend 8 0.16% 1.92% 3.18% 3.09% 2.63% 2.52% 2.37% 0.25% 4.50% 5.50% 5.50% 4.50% 4.50% 4.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/21 12/31/22 12/31/23 06/30/24 12/31/24 03/31/25 06/30/25 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2021 At December 31, 2022 At December 31, 2023 At June 30, 2024 At December 31, 2024 At March 31, 2025 At June 30, 2025 Total non-maturity deposits 0.14% 1.83% 2.87% 2.80% 2.37% 2.25% 2.16% Total interest-bearing deposits 0.23% 2.66% 4.20% 4.29% 3.58% 3.47% 3.41% Total deposits 0.16% 1.92% 3.18% 3.09% 2.63% 2.52% 2.37% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 9

10 Prudently Underwritten and Well-Diversified Loan Portfolio At June 30, 2025 ($ in millions) Loan Portfolio Over Time $8,368 $8,901 $8,209 $7,581 $7,465 $7,304 $5,702 $5,700 $5,819 $6,214 $6,206 $6,473 $6,735 $8,305 $8,907 $8,982 $8,885 $8,686 $1,092 $525 $433 $586 $580 $627$1,868 $1,455 $1,266 $935 $854 $844 $23,765 $24,886 $24,634 $24,298 $23,990 $23,934 Other Mortgage Warehouse Lending C&I CRE Residential 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25

High Quality CRE Portfolio At June 30, 2025 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,647 26% 59% 22% 19% 1.52 63.3 % Warehouse/Industrial 1,368 21% 49% 8% 43% 1.88 47.4 % Multifamily 887 14% 53% 45% 2% 1.94 49.5 % Retail 1,294 20% 46% 26% 28% 1.80 57.3 % Hotel 484 7% 78% 10% 12% 1.66 44.0 % Construction and Land 644 10% 27% 45% 28 % NA NA Other 149 2% 49% 6% 45% 2.60 47.3% $ 6,473 100% 51% 24% 25% 1.76 54.2% 11 Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.51 62.3% 1.56 58.9 % Warehouse/Industrial 2.06 44.9% 1.86 33.3 % Multifamily 2.46 44.4% 1.32 55.6 % Retail 1.93 54.2% 1.47 58.9 % Hotel 1.66 44.6% 1.80 30.8 % Other 3.26 39.8% 1.20 63.8% 1.90 51.7% 1.48 55.2 % Construction and land includes $88 million of office exposure, $84 million in NY New York rent regulated multi-family exposure $110 million

Manageable CRE Maturity Risk At June 30, 2025 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower Maturing in Next 12 mos. as a % of Total Portfolio Office $ 636 39% $ 369 22 % Warehouse/Industrial 246 18% 158 12 % Multifamily 266 30% 118 13 % Retail 247 19% 202 16 % Hotel 97 20% 90 19 % Construction and Land 181 28% 42 7 % Other 32 22% 32 22% $ 1,705 26% $ 1,011 16% 12 16% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2025 2026 2027 2028 2029 Thereafter Total Office $ 365 $ 481 $ 297 $ 196 $ 247 $ 61 $ 1,647 Warehouse/Industrial 150 401 335 163 164 155 1,368 Multifamily 196 149 145 167 138 92 887 Retail 165 280 199 292 125 233 1,294 Hotel 43 237 30 62 59 53 484 Construction and Land 86 215 256 7 25 55 644 Other 6 27 19 29 15 53 149 $ 1,011 $ 1,790 $ 1,281 $ 916 $ 773 $ 702 $ 6,473 Maturity Distribution of CRE Loans

CRE Peer Benchmarking 13 35% 33% 27% Peer Median Peer Mean BankUnited, N.A —% 5% 10% 15% 20% 25% 30% 35% 40% 217% 205% 185% —% 50% 100% 150% 200% 250% 1. BKU information as of June 30, 2025 2. CRE peer median information based on March 31, 2025 Call Report data (most recent date available) for banks with total assets between $10 billion and $100 billion CRE / Total Loans(1)(2) CRE / Total Risk Based Capital(1)(2)

CRE Office Portfolio - Additional Information At June 30, 2025 14 • 20% or $337 million of the total office portfolio is medical office • Rent rollover in next 12 months approximately 9% of the total office portfolio; 10% for FL and 7% in NY Tri State • Manhattan stabilized portfolio has approximately 96% occupancy and rent rollover in the next 12 months of 6% • The Florida portfolio is predominantly suburban 36% 23% 21% 14% 5% 1% Manhattan Long Island NY Tri-State Other Queens Brooklyn Bronx 30% 21%22% 11% 9% 7% Tampa Orlando Boca/Palm Beach Miami-Dade Other Broward NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At June 30, 2025 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,466 16.9 % Health Care and Social Assistance 824 9.5 % Manufacturing 733 8.4 % Utilities 704 8.1 % Educational Services 645 7.4 % Wholesale Trade 629 7.2 % Information 575 6.6 % Real Estate and Rental and Leasing 489 5.6 % Transportation and Warehousing 488 5.6 % Construction 467 5.4 % Retail Trade 347 4.0 % Professional, Scientific, and Technical Services 331 3.8 % Other Services (except Public Administration) 261 3.0 % Public Administration 234 2.7 % Accommodation and Food Services 144 1.7 % Arts, Entertainment, and Recreation 139 1.6 % Administrative and Support and Waste Management 92 1.1 % Other 118 1.4% $ 8,686 100.0% 151. Includes $1.9 billion of owner-occupied real estate Geographic Distribution Florida 32% New York Tri-State 34% Other 34%

$219.7 $27.6 $6.8 $(3.3) $(15.4) $(12.7) $222.7 Drivers of Change in the ACL - Current Quarter ($ in millions) Increase in Specific Reserves Net of Positive Risk Rating Migration Economic Forecast Net Charge- Offs ACL 06/30/25 ACL 03/31/25 0.93%0.92%% of Total Loans 16 Change in Qualitative Overlay Portfolio Changes and Other • Current market adjustment • Scenario weighting • Changes to forward path of forecast • Portfolio composition changes • Repayment of criticized/ classified assets with higher reserves • Improved borrower financials • Assumption and modeling updates • Some elements related to economic uncertainty now being captured in quantitative modeling

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2024		March 31, 2025		June 30, 2025	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Commercial:						
Commercial real estate	$ 70.5	1.13 %	$ 65.6	1.06 %	$ 58.4	0.90 %
Commercial and industrial	138.0	1.54 %	136.6	1.54 %	149.0	1.72 %
Franchise and equipment finance	2.3	1.12 %	1.6	0.96 %	1.1	0.73 %
Total commercial	210.8	1.37 %	203.8	1.34 %	208.5	1.36 %
Pinnacle - municipal finance	0.1	0.02 %	0.1	0.02 %	0.1	0.01 %
Residential and mortgage warehouse lending	12.3	0.15 %	15.8	0.20 %	14.1	0.18 %
Allowance for credit losses	**$ 223.2**	**0.92 %**	**$ 219.7**	**0.92 %**	**$ 222.7**	**0.93 %**

Office Portfolio ACL: 1.92% at June 30, 2025, 1.99% at March 31, 2025

Asset Quality Ratios	December 31, 2024	March 31, 2025	June 30, 2025
Non-performing loans to total loans[(1)]	1.03 %	1.08 %	1.57 %
Non-performing loans, excluding the guaranteed portion of non-accrual SBA loans, to total loans	0.89 %	0.94 %	1.42 %
Non-performing assets to total assets[(1)]	0.73 %	0.76 %	1.08 %
Non-performing assets, excluding the guaranteed portion of non-accrual SBA loans, to total assets	0.63 %	0.67 %	0.98 %
Allowance for credit losses to non-performing loans[(1)]	89.01 %	84.58 %	59.18 %
Net charge-offs to average loans[(2)]	0.16 %	0.33 %	0.27 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $35.9 million, $33.0 million and $34.3 million at June 30, 2025, March 31, 2025 and December 31, 2024, respectively.
2. Annualized for the three months ended March 31, 2025 and the six months ended June 30, 2025. For the trailing 12 months, the net charge-off ratio was 0.23%.

17

Asset Quality Metrics 18 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans(1) 0.87% 0.42% 0.52% 1.03% 1.08% 1.57% 0.68% 0.26% 0.35% 0.89% 0.94% 1.42% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 0.58% 0.29% 0.37% 0.73% 0.76% 1.08% 0.45% 0.18% 0.25% 0.63% 0.67% 0.98% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 0.29% 0.22% 0.09% 0.16% 0.33% 0.27% 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 —% 0.20% 0.40% 0.60% 1. Annualized for the three months ended March 31, 2025 and the six months ended June 30, 2025.

Non-Accrual Loans by Portfolio Segment ($ in millions) 19 $206 $105 $127 $251 $260 $376 $29 $21 $21 $24 $30 $23 $30 $86 $83 $142$58 $22 $34 $97 $105 $167 $33 $13 $24 $6 $6 $4 $46 $40 $42 $34 $33 $36 $10 $9 $6 $4 $3 $4 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise and Equipment C&I CRE Residential and Other Consumer 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 $93$18 $31 Office Multifamily - NY Rent Regulated Construction and Land - Office Non-performing CRE loans by Property Type at June 30, 2025 Non-performing loans by Portfolio Segment

Criticized and Classified Loans ($ in millions) 20 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/21 12/31/2022 12/31/23 12/31/24 03/31/25 06/30/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/21 12/31/2022 12/31/23 12/31/24 03/31/25 06/30/25 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 1. Excludes SBA 2. Includes C&I and franchise and equipment finance

Criticized and Classified CRE Loans by Property Type ($ in millions) 21 December 31, 2024 $138 $17 $47 $101 $340 $128 $3 $14 $160 $62 $47 $95 $323 $60 $16 Multifamily Hotel Industrial/ Warehouse Retail Office Construction & Land (1) Other SBA June 30, 2025 (1) office exposure at 6/30/2025 March 31, 2025 $176 $17 $47 $94$354 $107 $3 $15

Asset Quality - Delinquencies ($ in millions) 22 Commercial(1) CRE 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 $— $20 $40 $60 $80 $100 Residential(2) 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/21 12/31/22 12/31/23 12/31/24 03/31/25 06/30/25 $— $20 $40 $60 $80 $100 1. Includes C&I, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At June 30, 2025 23 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV(1) 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically at origination Prior 32% 2021 42% 2022 16% 2023 4% 2024 4% 2025 2% >759 75% 720-759 15% <720 or NA 10% Breakdown by Vintage(1) 30 Yr Fixed 34% 15 & 20 Year Fixed 12% 10/1 ARM 13% 5/1 & 7/1 ARM 27% Govt Insured 14% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans 60% or less 33% 61% - 70% 25% 71% - 80% 39% More than 80% 3%

Investment Portfolio 24

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2024 March 31, 2025 June 30, 2025 Portfolio Net Unrealized Loss Fair Value Net Unrealized Gain/(Loss) Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (99) $ 3,421 $ (74) $ 3,503 $ (66) $ 3,420 Private label RMBS and CMOs (253) 2,238 (224) 2,286 (225) 2,361 Private label CMBS (39) 1,784 (29) 1,770 (25) 2,095 CLOs 2 1,133 2 1,058 — 1,119 Other (17) 525 (13) 474 (14) 397 $ (406) $ 9,101 $ (338) $ 9,091 $ (330) $ 9,392 Portfolio Composition US Government and Agency 37% Private label RMBS and CMOs 25% Private label CMBS 22% CLOs 12% Other 4% Rating Distribution GOV 37% AAA 54% AA 6% A 2% NR 1% • No expected credit losses on AFS securities • Unrealized losses just 4% of amortized cost • AFS portfolio duration of 1.66; approximately 71% of the portfolio floating rate 25

High Quality, Short-Duration Securities Portfolio At June 30, 2025 Strong credit enhancement levels - no SASB(1) exposure Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 2.8 82.0 18.1 2.1 AA 21.7 45.4 28.4 6.8 A 21.3 25.4 22.9 15.5 NR 19.7 20.0 19.9 12.9 Wtd. Avg. 4.6 76.6 18.6 3.1 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 23.1 98.9 46.3 8.2 AA 34.9 84.9 48.3 7.4 A 29.0 79.6 37.9 10.7 Wtd. Avg. 24.4 96.9 46.1 8.2 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 39.2 76.5 43.7 15.2 AA 30.8 34.3 32.3 14.9 Wtd. Avg. 38.0 70.7 42.2 15.2 AAA 90% AA 3% A 2% NR 5% AAA 87% AA 9% A 4% AAA 86% AA 14% 261. Single-asset, single-borrower